SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): October 3, 2000
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                                WHX Corporation
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(Exact name of registrant as specified in its charter)


     Delaware                        1-2394                  13-3768097
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(State or other jurisdiction         (Commission            (IRS Employer
   of incorporation)                 File Number)        Identification No.)


                 110 East 59th Street, New York, New York 10022
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                     Address of principal executive offices


Registrant's telephone number, including area code: (212) 355-5200
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                                      N/A
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(Former name or former address, if changed since last report.)




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         Item 5.  Other Events.
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                  On October  3, 2000 WHX  Corporation  issued a press  release, which is set forth as Exhibit 99.1 to this Current Report, announcing that its consent solicitation relating to its 10 1/2% Senior Notes due 2005 (the "Notes") was further amended to provide for additional limitations on certain actions to be taken by WHX, including without limitation, amending certain covenants to further restrict WHX's ability to make restricted payments or incur additional indebtedness.

                  These amendments were made pursuant to Supplement No. 2 to Solicitation Statement, which is set forth as Exhibit 99.2 to this Current Report.



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


         Exhibit No.                          Exhibits
         ----------                           --------

            99.1         Press Release of WHX Corporation dated October 3, 2000

            99.2         Supplement No. 2 to Solicitation Statement dated
                         October 3, 2000





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


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         WHX Corporation


Dated: October 3, 2000                   By: /s/ Ronald LaBow
                                             ----------------
                                             Name:  Ronald LaBow
                                             Title: Chairman of the Board



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